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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 20, 2000


                    GMAC Commercial Mortgage Securities, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                     333-45256                 23-2811925
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(STATE OR OTHER JURISDICTION        (COMMISSION)              (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


 200 Witmer Road, Horsham, Pennsylvania                          19044
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


Registrant's telephone number, including area code (215) 328-3164


                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 5



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ITEM 5.  OTHER EVENTS.

         On or about December 14, 2000, the Registrant will cause the issuance and sale of approximately $1,323,086,471 initial principal amount of Mortgage Pass-Through Certificates, Series 2000-C3, Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class S-AM, Class S-MAC-1, Class S-MAC-2, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2000, among the Registrant, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent. In connection with the sale of the Class A-1, Class A-2, Class B, Class C and Class D Certificates (the "Publicly Offered Certificates"), the Registrant has been advised by Goldman, Sachs & Co. and Deutsche Bank Securities Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-45256 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. In connection with the sale of the Publicly Offered Certificates, the Registrant also has been informed by the Underwriters that the Underwriters have furnished to prospective investors certain descriptive information regarding the mortgage loans (the "Mortgage Loans") underlying the Certificates that set forth the number of Mortgage Loans, the principal balance of the Mortgage Loans, information regarding the mortgage rates thereon and miscellaneous similar items (the "Collateral Term Sheets") following the effective date of Registration Statement No. 333-45256 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are being filed as an exhibit to this report.

         The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable

         (b)      Pro Forma Financial Information.

                  Not applicable

         (c)      Exhibits.

                  99.1 Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GMAC COMMERCIAL MORTGAGE SECURITIES,
                                        INC., Registrant



                                        By: /s/ David Lazarus
                                            -----------------------------------
                                            Name: David Lazarus
                                            Title:  Vice President


Dated: November 22, 2000



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                                INDEX OF EXHIBITS


Exhibit              Description
-------              -----------
 99.1                Structural Term Sheets and Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.



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